Hillman Outlines Blueprint for Strategic Growth Plans and Long-Term Financial Objectives at Inaugural Investor Day

Targets $2.5 billion in net sales by 2030, driven by core business growth, category expansion, and Pro channel penetration

Presents 5-year financial objectives including 8-12% revenue CAGR, low-double-digit Adjusted EBITDA CAGR, and high-teen ROIC

Provides blueprint to pursue $18+ billion market opportunity across retail, Pro distribution, and industrial MRO channels

Affirms 2026 guidance of $1.6 billion to $1.7 billion in net sales, $275 million to $285 million in Adjusted EBITDA, and $100 million to $120 million of Free Cash Flow

CINCINNATI, March 19, 2026 -- Hillman Solutions Corp. (Nasdaq: HLMN) (the “Company” or “Hillman”), a leading provider of hardware-related products and merchandising solutions, is hosting its inaugural Investor Day today at its Customer Support Center in Cincinnati beginning at 8:30 a.m. Eastern Time.

Jon Michael Adinolfi, Hillman's Chief Executive Officer, commented, “Since becoming a public company in 2021, Hillman has strengthened its position as a premier category leader while consistently delivering profitable growth and improving its financial profile. Our Investor Day highlights the structural advantages that make Hillman resilient through market cycles and uniquely positioned to further compound earnings growth.”

“Today we are unveiling our blueprint for value creation, which builds on the strengths of our core fastening and hardware platform while expanding our presence across categories and channels. With our strong channel relationships, global sourcing agility, and highly experienced field sales team, we believe Hillman is uniquely positioned to capture additional share gains across a growing and largely untapped $18+ billion market.

“Our five-year financial objectives reflect our confidence in Hillman’s strategic blueprint and core operational competencies. By executing against our strategy with disciplined capital allocation we see a clear path to sustained revenue growth, margin expansion, cash generation, and strong returns on invested capital for the foreseeable future.”

Blueprint and Catalysts for Value Creation

Hillman outlined a strategic blueprint designed to drive durable growth and long-term shareholder value:

•Own the Core: Hillman’s resilient core fastener and hardware-related business serves as the foundation for growth, supported by industry-leading category management, integrated operations, and long-standing customer relationships.

•Expand Categories: Further leverage operational capabilities and deep customer relationships that enable expansion across new and existing product categories, unlocking incremental revenue opportunities.

•Win the Pro: Accelerate new business wins with specialty distribution, LBM and industrial MRO distributors, where Hillman’s structural advantages provide a scalable growth platform.

•ROIC Focus: Maintain disciplined capital allocation supported by strong free cash flow generation and a solid balance sheet, enabling targeted investments and bolt-on acquisitions that enhance returns on invested capital.

5-Year Financial Objectives

Over the next five years, from a base of full year 2025 through full year 2030, the Company expects:

•Revenue: An 8%-12% CAGR, targeting $2.5 billion in net sales by 2030, driven by core growth, category expansion, pro channel penetration, and M&A.

•Adjusted EBITDA: Low-double-digit CAGR, with continued margin expansion supported by global sourcing agility, operational leverage, and favorable product mix.

•Net leverage: Maintain below 2.5x net debt-to-Adjusted EBITDA ratio, preserving financial flexibility for organic investment and bolt-on acquisitions.

•ROIC: High-teen percentage target, driven by a scalable platform, approximately 100% average free cash flow conversion of Adjusted Net Income, and disciplined capital deployment.

Investor Day Webcast
A live webcast of the presentations and the accompanying slide materials will be available on the company’s investor relations website at https://ir.hillmangroup.com or the direct link below. All interested parties are invited to register for the webcast.

Date: Today, March 19, 2026
Time: 8:30 a.m. Eastern Time
Webcast: Hillman Investor Day microsite
A webcast replay will be available on the website after the event.

About Hillman Solutions Corp.
Founded in 1964 and headquartered in Cincinnati, Hillman is a leading provider of hardware and related products serving retail, pro distribution, and industrial MRO customers. Over the last 60-plus years, Hillman has built a legacy of service and growth by forming strategic partnerships with North America’s leading home improvement, hardware, and farm and fleet retailers. Hillman differentiates itself from the competition with its dedicated field sales team of 1,200+ associates, direct-to-store distribution capabilities, and world class global sourcing and supply chain expertise. The company offers an extensive product portfolio of more than 111,000 SKUs, including fasteners (power screws, nuts, and bolts), hardware (builder’s hardware, rope & chain, accessories), project gear & supplies (gloves, work gear, paint & cleaning sundries), and key and engraving services (key duplication, auto keys, and engraving). Hillman is committed to delivering exceptional customer service, innovative products, and dependable solutions to its customers and regularly earns vendor of the year recognition from top customers.

For more information on Hillman, visit www.hillman.com.

Non-GAAP Financial Measures
The Company uses non-GAAP financial measures to analyze underlying business performance and trends. The Company believes that providing these non-GAAP financial measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. These non-GAAP financial measures are provided as supplemental information to the financial measures presented in this press release that are calculated and presented in accordance with GAAP. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, reconciliations to GAAP financial measures are not provided for forward-looking non-GAAP measures. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Non-GAAP financial measures such as consolidated adjusted EBITDA and Adjusted Diluted Earnings per Share (EPS) exclude from the relevant GAAP metrics items that neither relate to the ordinary course of the Company’s business, nor reflect the Company’s underlying business performance.

Forward-Looking Statements
You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including tariffs, raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve; (4) the ability to continue to innovate with new products and services; (5) seasonality; (6) large customer concentration; (7) the ability to recruit and retain qualified employees; (8) the outcome of any legal proceedings that may be instituted against the Company; (9) adverse changes in currency exchange rates; or (10) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 27, 2025. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact:
Michael Koehler
Vice President of Investor Relations & Treasury
513-826-5495
IR@hillmangroup.com
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